UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-09815

                               THE ARBITRAGE FUNDS
               (Exact name of Registrant as specified in charter)

                                    --------


                                41 Madison Avenue
                                   28th Floor
                               New York, NY 10010
               (Address of principal executive offices) (Zip code)

                                 John S. Orrico
                            Water Island Capital, LLC
                                41 Madison Avenue
                                   28th Floor
                               New York, NY 10010
                     (Name and address of agent for service)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-259-2655

                      DATE OF FISCAL YEAR END: MAY 31, 2008

                     DATE OF REPORTING PERIOD: MAY 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


                            (THE ARBITRAGE FUND LOGO)

                                41 Madison Avenue
                                   28th Floor
                            New York, New York 10010
                                  800-295-4485
                               www.thearbfund.com

                                  ANNUAL REPORT
                                  MAY 31, 2008

                            (THE ARBITRAGE FUND LOGO)

                            WATER ISLAND CAPITAL, LLC
                                41 MADISON AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10010

                                   ----------

                                  800-295-4485
                               www.thearbfund.com

Dear Shareholder,

The Arbitrage Fund (the "Fund") generated a gain of 5.97% (and a gain of 6.23% in Class I shares) for our fiscal year that ended May 31, 2008.

This positive performance was achieved despite volatile and declining equity markets, as demonstrated by a decline of 6.70% in the S&P 500 Index during the same period. The merger environment became quite challenging during the second half of 2007, due in large part to the difficult credit market environment. Our positive returns were helped, in part, by the Fund's ability to invest globally and our focus on capital preservation.

GLOBAL CONSOLIDATION

Merger and acquisition ("M&A") activity around the globe has been strong over the past 12 months, particularly among strategic operators. The economies of scale associated with consolidation are proving to be an attractive option for companies in numerous sectors around the globe. In addition to economies of scale, the benefits of expanding geographic reach, product offerings, and technology enhancements are driving industry leaders to "grow" their businesses globally through acquisition.

The decline in the value of the U.S. dollar relative to other currencies is also fueling the interest of foreign companies to make investments in this country. During the past year the Fund has participated in this consolidation, investing in the shares of companies targeted in buyouts in industries spanning healthcare, technology, oil services, biotech, consumer goods, etc. A sampling of some of the foreign buyers and their U.S. targets is listed below:

TARGET                      ACQUIRER
Anheuser Busch              InBev (Belgium)
Genentech                   Roche (Switzerland)
Coinmach                    Babcock & Brown (Australia)
NAVTEQ                      Nokia Corp (Finland)
Bradley Parmaceuticals      Nycomed (Sweden)
Alcan, Inc                  Rio Tinto (Australia)
Keyspan Corp                National Grid (UK)
Lyondell Chemical           Basell NV (Sweden)
Millenium Pharmaceuticals   Takeda Pharmaceuticals (Japan)

TARGET                      ACQUIRER
Esmark Inc                  Essar Steel Holdings (India)
Dade Behring Holdings Inc   Siemens AG (Germany)
Chapparral Steel Co         Gerdau Ameristeel Corp (Canada)
Everlast Worldwide          Sports Direct Intl (UK)

A FOCUS ON STRATEGIC TRANSACTIONS

The merger environment continues to play out as we expected following the credit crunch that began August of 2007: large leveraged buy-outs (LBOs) have disappeared, leaving strategic buyers front and center in today's consolidation activity. Those LBOs that are taking place are smaller, less leveraged, and typically have a strong strategic rationale underpinning the transaction. Piero Novelli, head of global M&A at UBS, summed up the current merger environment well in a recent Financial Times article:

     FINANCING MARKETS ARE STILL QUITE DIFFICULT AND LEVERAGED BUY-OUTS EVEN MORE INFREQUENT. THIS WON'T IMPROVE MATERIALLY SHORT TERM BUT COULD POTENTIALLY DO SO BY THE END OF Q3 OR THE BEGINNING OF Q4. BIG-CAP GLOBAL CORPORATES ARE STILL EAGER TO INVEST AND REGARD THIS AS A BUYERS' MARKET WHERE THEY CAN UNLOCK OPPORTUNITIES PREVIOUSLY UNAVAILABLE AT REASONABLE TERMS.

We view today's merger environment as being in a corrective phase, a return to normalcy, where deals that are struck between strategic operators within their respective industries are based on sound strategic logic, and not on financial engineering enabled by cheap financing. We're returning to a market environment where spreads are reflective of the risks associated with meeting the hurdles to a successful closing, not with handicapping the odds of another private equity topping bid (again, financed with cheap debt). With this view in mind, however, we don't expect that large multi-billion dollar deals will disappear (witness Microsoft's bid for Yahoo! and BHP Billiton's bid for Rio Tinto, among others), but to be less frequent. The bulk of deal flow will once again return to deals within the $100 million to $5 billion range, with overall deal volumes and transaction levels returning to normalized levels as well. The universe of investable deals that our investment team tracks continues to be many times the number of deals selected for inclusion in our portfolio. We continue to focus on those strategic deals that meet our risk/reward criteria, in an environment that allows us the advantage of "cherry picking" the most attractive deals across the globe, both large and small.

THE RETURN OF HOSTILE BIDDING?

Unsolicited bids or hostile bids have been occurring at a faster pace than has been seen in almost a decade. According to Dealogic, unsolicited bids compromise approximately 19% of all global M&A. Some of these takeovers include InBev's $52 billion offer for Budweiser, Roche's offer to buy the 44% of outstanding Genetech shares they do not already own and Microsoft's bid for Yahoo!.

We think the rise in hostile bids is another sign of accelerating globalization, coupled with the weak U.S. dollar. It also bodes well for merger arbitrage, as an investment in the shares of a company facing a hostile bidder will often seek either a friendly deal with the hostile bidder at a higher share price, or look towards securing what is often referred to as a "white knight," another buyer to "rescue" them from the clutches of the unwanted suitor.

Recent volatility in the equity and fixed income markets are no doubt making our job tougher, as is certainly the case for all investors over the past year. However, we continue to see merger arbitrage as an attractive investment strategy for delivering excellent risk-adjusted returns for investors over both the near and long term.
long term.

Sincerely,


/s/ John S. Orrico

John S. Orrico, CFA
President, Water Island Capital, LLC

THE MATERIAL ABOVE REFLECTS THE MANAGER'S OPINION OF THE MARKET AS OF A CERTAIN DATE AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE. THE FUND USES INVESTMENT TECHNIQUES THAT ARE DIFFERENT FROM THE RISKS ORDINARILY ASSOCIATED WITH EQUITY INVESTMENTS. SUCH TECHNIQUES AND STRATEGIES INCLUDE MERGER ARBITRAGE RISKS, HIGH PORTFOLIO RISKS, OPTION RISKS, BORROWING RISKS, SHORT SALE RISKS, AND FOREIGN INVESTMENT RISKS, WHICH MAY INCREASE VOLATILITY AND MAY INCREASE COSTS AND LOWER PERFORMANCE.

THE ARBITRAGE FUND IS DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH THE ADVISER OR ANY AFFILIATE.

THIS REPORT IS INTENDED FOR THE FUND'S SHAREHOLDERS. IT MAY NOT BE DISTRIBUTED TO PROSPECTIVE INVESTORS UNLESS IT IS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE ARBITRAGE FUND(C) VERSUS THE S&P 500 INDEX

                              (PERFORMANCE GRAPH)

       The Arbitrage Fund(a)   S&P 500 Index
       ---------------------   -------------
9/00          $10,000             $10,000
                9,820               9,128
               12,656               8,632
5/01           11,733               8,772
               10,831               7,944
               10,741               8,012
               11,334               7,811
5/02           11,594               7,557
               11,957               6,514
               11,925               6,689
               12,182               6,039
5/03           12,801               6,948
               13,011               7,300
               13,756               7,698
               14,210               8,366
5/04           13,654               8,221
               13,142               8,136
               13,612               8,688
               13,726               8,950
5/05           13,510               8,898
               13,886               9,158
               13,772               9,422
               14,170               9,701
5/06           14,478               9,667
               14,557               9,972
               14,626              10,762
               15,045              10,861
5/07           15,294              11,869
               15,483              11,480
               15,768              11,592
               15,801              10,470
5/08           16,207              11,074

Past performance is not predictive of future performance.

                                AVERAGE ANNUAL TOTAL RETURNS(b)
                               (FOR PERIODS ENDED MAY 31, 2008)

                               1 YEAR   5 YEARS   SINCE INCEPTION
                               ------   -------   ---------------
The Arbitrage Fund - Class R    5.97%    4.83%        6.46%(c)
The Arbitrage Fund - Class I    6.23%     n/a         4.29%(d)
S&P 500 Index                  (6.70)%   9.77%        1.33%(e)

(a) The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares based on the difference in fees paid by shareholders in the different classes.

(b) The data quoted herein represents past performance; past performance does not guarantee future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect. If they had not been in effect, performance would have been lower.

(c) Represents the period from the commencement of operations of Class R shares (September 17, 2000) through May 31, 2008.

(d) Represents the period from the commencement of operations of Class I shares (October 17, 2003) through May 31, 2008.

(e)  Represents the period from September 18,2000 through May 31, 2008.

                               THE ARBITRAGE FUND
                      Statement of Assets and Liabilities
                                  May 31, 2008

ASSETS
   Investments:
      At acquisition cost                                                     $180,320,059
                                                                              ============
      At value (Note 1)                                                       $185,652,955
   Deposits with brokers for securities sold short (Note 1)                     23,666,255
   Deposits with swap counterparties                                             7,633,050
   Receivable for investment securities sold                                    13,235,866
   Receivable for capital shares sold                                            1,820,191
   Unrealized appreciation on forward currency exchange contracts (Note 8)         430,800
   Unrealized appreciation on spot currency exchange contracts                           6
   Unrealized appreciation on equity swap contracts                                148,675
   Prepaid expenses                                                                 62,762
   Reclaims receivable                                                              15,052
   Dividends receivable                                                              5,028
                                                                              ------------
      Total Assets                                                             232,670,640
                                                                              ------------
LIABILITIES
   Securities sold short, at value (Note 1) (proceeds $23,002,337)              24,249,465
   Written options, at value (Notes 1 and 2) (premiums received $1,063,309)        705,773
   Bank overdraft                                                                1,686,513
   Bank overdraft denominated in foreign currency (cost $127,895)                  142,846
   Payable for investment securities purchased                                  10,131,080
   Unrealized depreciation on forward currency exchange contracts (Note 8)         984,925
   Unrealized depreciation on spot currency exchange contracts                       1,063
   Unrealized depreciation on equity swap contracts                                266,518
   Payable to Adviser (Note 3)                                                     192,856
   Payable for capital shares redeemed                                             190,830
   Payable to Distributor (Note 3)                                                  27,743
   Payable to Administrator (Note 3)                                                16,052
   Payable to Trustees                                                              15,500
   Dividends payable on securities sold short (Note 1)                               9,453
   Payable to Chief Compliance Officer (Note 3)                                      3,833
   Other accrued expenses and liabilities                                          122,054
                                                                              ------------
      Total Liabilities                                                         38,746,504
                                                                              ------------
NET ASSETS                                                                    $193,924,136
                                                                              ============
NET ASSETS CONSIST OF:
Paid-in capital                                                               $189,276,778
Accumulated net investment loss                                                 (1,522,048)
Accumulated net realized gains on investments, equity swap contracts,
   securities sold short, written option contracts and foreign currencies        2,401,320
Net unrealized appreciation (depreciation) on:
   Investments                                                                   5,332,896
   Equity swap contracts                                                          (117,843)
   Securities sold short                                                        (1,247,128)
   Written option contracts                                                        357,536
   Translation of assets and liabilities denominated in foreign currencies        (557,375)
                                                                              ------------
NET ASSETS                                                                    $193,924,136
                                                                              ============
CLASS R SHARES
Net assets applicable to Class R shares                                       $112,092,416
                                                                              ============
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                     8,761,989
                                                                              ============
Net asset value and offering price per share(a)                               $      12.79
                                                                              ============
CLASS I SHARES
Net assets applicable to Class I shares                                       $ 81,831,720
                                                                              ============
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                     6,317,846
                                                                              ============
Net asset value and offering price per share(a)                               $      12.95
                                                                              ------------

(a)  Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                             Statement of Operations
                         For the Year Ended May 31, 2008

INVESTMENT INCOME
   Dividends (net of withholding taxes of $128,517)                           $ 3,856,015
                                                                              -----------
      Total Income                                                              3,856,015
                                                                              -----------
EXPENSES
   Investment advisory fees (Note 3)                                            2,351,066
   Distribution expense, Class R (Note 3)                                         220,088
   Administration fees (Note 3)                                                   176,569
   Trustees' fees                                                                  48,500
   Chief Compliance Officer fees (Note 3)                                          14,939
   Dividend expense                                                               849,650
   Transfer agent fees (Note 3)                                                   105,578
   Custodian and bank service fees                                                 96,726
   Insurance expense                                                               64,507
   Professional fees                                                               63,232
   Registration and filing fees                                                    45,164
   Printing of shareholder reports                                                 43,157
   Other expenses                                                                  10,157
                                                                              -----------
      Total Expenses                                                            4,089,333
   Fees waived by the Adviser (Note 3)                                           (113,929)
                                                                              -----------
      Net Expenses                                                              3,975,404
                                                                              -----------
NET INVESTMENT LOSS                                                              (119,389)
                                                                              -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES
   Net realized gains (losses) from:
      Investments                                                              10,577,587
      Equity swap contracts                                                       764,518
      Securities sold short                                                      (279,471)
      Written option contracts                                                  3,126,665
      Foreign currency transactions (Note 5)                                   (4,701,276)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                 417,810
      Equity swap contracts                                                      (203,846)
      Securities sold short                                                       553,363
      Written option contracts                                                    363,699
      Foreign currency transactions (Note 5)                                      (66,020)
                                                                              -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES        10,553,029
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $10,433,640
                                                                              ===========

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Statement of Changes in Net Assets

                                                                                  YEAR           YEAR
                                                                                  ENDED          ENDED
                                                                                 MAY 31,        MAY 31,
                                                                                  2008           2007
                                                                              ------------   ------------
FROM OPERATIONS
   Net investment income (loss)                                               $   (119,389)  $    590,039
   Net realized gains (losses) from:
      Investments and equity swap contracts                                     11,342,105     12,521,961
      Securities sold short                                                       (279,471)    (4,239,076)
      Written option contracts                                                   3,126,665      1,618,731
      Foreign currency transactions                                             (4,701,276)    (1,730,058)
   Net change in unrealized appreciation (depreciation) on:
      Investments and equity swap contracts                                        213,964      3,576,016
      Securities sold short                                                        553,363     (2,967,685)
      Written option contracts                                                     363,699        (87,726)
      Foreign currency transactions                                                (66,020)        64,757
                                                                              ------------   ------------
Net increase in net assets resulting from operations                            10,433,640      9,346,959
                                                                              ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net realized gains, Class R                               (5,491,369)    (3,275,506)
   Distributions from net realized gains, Class I                               (5,509,264)    (3,537,189)
                                                                              ------------   ------------
Decrease in net assets from distributions to shareholders                      (11,000,633)    (6,812,695)
                                                                              ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 4)
CLASS R
   Proceeds from shares sold                                                    60,775,206     33,076,805
   Shares issued in reinvestment of distributions                                5,214,569      3,122,426
   Proceeds from redemption fees collected (Note 1)                                  6,761          3,514
   Payments for shares redeemed                                                (29,038,185)   (49,670,593)
                                                                              ------------   ------------
Net increase (decrease) in net assets from
   Class R share transactions                                                   36,958,351    (13,467,848)
                                                                              ------------   ------------
CLASS I
   Proceeds from shares sold                                                    34,167,669     26,893,015
   Shares issued in reinvestment of distributions                                4,541,919      3,035,110
   Proceeds from redemption fees collected (Note 1)                                  8,323          3,761
   Payments for shares redeemed                                                (48,327,160)   (27,509,829)
                                                                              ------------   ------------
Net increase (decrease) in net assets from
   Class I share transactions                                                   (9,609,249)     2,422,057
                                                                              ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         26,782,109     (8,511,527)
NET ASSETS
   Beginning of year                                                           167,142,027    175,653,554
                                                                              ------------   ------------
   End of year                                                                $193,924,136   $167,142,027
                                                                              ============   ============
ACCUMULATED NET INVESTMENT LOSS                                               $ (1,522,048)  $ (1,272,299)
                                                                              ============   ============

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                             Statement of Cash Flows
                         For the Year Ended May 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
   Net increase in net assets resulting from operations                       $    10,433,640
   Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
      Purchases of long-term portfolio investments                             (1,329,229,276)
      Proceeds from sales of long-term portfolio investments                    1,215,731,818
      Proceeds from boxed positions                                               104,738,789
      Purchases of short-term investments                                           6,562,682
      Payments to cover securities sold short                                    (202,696,796)
      Proceeds from securities sold short                                         198,334,740
      Realized gain on written option contracts                                    (3,126,665)
      Premiums received from written option contracts                               6,541,578
      Premiums paid to closed option contracts                                       (654,488)
      Realized gains from security transactions                                   (10,298,116)
      Change in unrealized appreciation from security transactions                 (1,334,872)
      Increase in deposits with swap counterparties                                (4,432,453)
      Decrease in deposits with brokers for securities sold short                   5,828,270
      Increase in receivable for investment securities sold                        (8,452,990)
      Increase in unrealized appreciation on forward currency exchange
         contracts                                                                   (328,621)
      Decrease in unrealized appreciation on spot currency exchange
         contracts                                                                      7,046
      Increase in unrealized appreciation on equity swap contracts                    (41,135)
      Increase in prepaid expenses                                                    (15,247)
      Decrease in reclaims receivable                                                  21,020
      Decrease in dividends receivable                                                153,786
      Decrease in bank overdraft denominated in foreign currency                   (2,522,092)
      Decrease in payable for investment securities purchased                      (2,514,992)
      Increase in unrealized depreciation on forward currency exchange
         contracts                                                                    444,828
      Increase in unrealized depreciation on spot currency exchange
         contracts                                                                        881
      Increase in unrealized depreciation on equity swap contracts                    244,981
      Increase in payable to Adviser                                                      936
      Decrease in payable to Distributor                                              (18,780)
      Increase in payable to Administrator                                              1,792
      Increase in payable to Trustees                                                   1,500
      Increase in dividends payable on securities sold short                            2,922
      Decrease in payable to Chief Compliance Officer                                  (3,394)
      Increase in other accrued expenses and liabilities                               22,686
                                                                              ---------------
         Net cash used in operating activities                                    (16,596,022)
                                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from shares sold                                                       94,942,875
   Shares issued in reinvestment of distributions                                   9,756,488
   Payments for shares redeemed                                                   (77,350,261)
   Distributions from net realized gains                                          (11,000,633)
   Increase in payable for capital shares sold                                     (1,463,699)
   Increase in payable for capital shares redeemed                                     24,739
                                                                              ---------------
         Net cash provided by financing activities                                 14,909,509
                                                                              ---------------
NET DECREASE IN CASH                                                               (1,686,513)
CASH - BEGINNING OF YEAR                                                                   --
                                                                              ---------------
BANK OVERDRAFT - END OF YEAR                                                  $    (1,686,513)
                                                                              ===============

See accompanying notes to financial statements.

                          THE ARBITRAGE FUND - CLASS R
                              Financial Highlights

 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR          YEAR        YEAR        YEAR         YEAR
                                                ENDED        ENDED       ENDED        ENDED        ENDED
                                               MAY 31,      MAY 31,     MAY 31,      MAY 31,      MAY 31,
                                                2008          2007        2006        2005         2004
                                              --------      -------     -------     --------     --------
Net asset value at beginning of year          $  12.91      $ 12.73     $ 11.88     $  12.52     $  12.20
                                              --------      -------     -------     --------     --------
Income (loss) from investment operations:
   Net investment income (loss)                  (0.03)(d)     0.03(d)    (0.10)       (0.19)       (0.19)
   Net realized and unrealized gains on
      investments and foreign currencies          0.78(d)      0.67(d)     0.95         0.07         1.01
                                              --------      -------     -------     --------     --------
Total from investment operations                  0.75         0.70        0.85        (0.12)        0.82
                                              --------      -------     -------     --------     --------
Less distributions:
   From net realized gains                       (0.87)       (0.52)         --        (0.52)       (0.50)
                                              --------      -------     -------     --------     --------
Proceeds from redemption fees collected           0.00(a)      0.00(a)     0.00(a)      0.00(a)      0.00(a)
                                              --------      -------     -------     --------     --------
Net asset value at end of year                $  12.79      $ 12.91     $ 12.73     $  11.88     $  12.52
                                              ========      =======     =======     ========     ========
Total return (b)                                 5.97%        5.64%       7.15%       (1.07%)       6.66%
                                              ========      =======     =======     ========     ========
Net assets at end of year (000's)             $112,092      $75,207     $87,643     $134,035     $239,494
                                              ========      =======     =======     ========     ========
Ratio of gross expenses to average
   net assets                                    2.44%        2.38%       2.41%        2.36%        2.46%
Ratio of gross expenses to average net
   assets excluding dividend expense (c)         1.96%        2.12%       2.12%        2.06%        2.01%
Ratio of net expenses to average net assets
   excluding dividend expense (c)                1.90%        1.95%       1.95%        1.95%        1.95%
Ratio of net investment income (loss) to
   average net assets:
   Before advisory fees waived and
      expenses reimbursed                       (0.31%)       0.06%      (0.44%)      (1.27%)      (1.76%)
   After advisory fees waived and
      expenses reimbursed                       (0.25%)       0.23%      (0.28%)      (1.16%)      (1.69%)
Portfolio turnover rate                           712%         383%        394%         387%         251%

(a)  Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Dividend expense totaled 0.48%, 0.26%, 0.29%, 0.30% and 0.45% of average net assets for the years ended May 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(d) Per share amounts were calculated using average shares for the period. Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

                          THE ARBITRAGE FUND - CLASS I
                              Financial Highlights

           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                                                                     EACH PERIOD

                                                YEAR           YEAR        YEAR        YEAR       PERIOD
                                               ENDED          ENDED       ENDED       ENDED        ENDED
                                              MAY 31,        MAY 31,     MAY 31,     MAY 31,      MAY 31,
                                                2008           2007        2006        2005       2004(A)
                                              -------        -------     -------     -------     --------
Net asset value at beginning of period        $ 13.03        $ 12.81     $ 11.93     $ 12.54     $  12.86
                                              -------        -------     -------     -------     --------
Income (loss) from investment operations:
   Net investment income (loss)                  0.01(e)(i)     0.06(e)    (0.10)      (0.15)       (0.07)
   Net realized and unrealized gains on
      investments and foreign currencies         0.78(e)        0.68(e)     0.98        0.06         0.25
                                              -------        -------     -------     -------     --------
Total from investment operations                 0.79           0.74        0.88       (0.09)        0.18
                                              -------        -------     -------     -------     --------
Less distributions:
   From net realized gains                      (0.87)         (0.52)         --       (0.52)       (0.50)
                                              -------        -------     -------     -------     --------
Proceeds from redemption fees collected          0.00(b)        0.00(b)     0.00(b)     0.00(b)      0.00(b)
                                              -------        -------     -------     -------     --------
Net asset value at end of period              $ 12.95        $ 13.03     $ 12.81     $ 11.93     $  12.54
                                              =======        =======     =======     =======     ========
Total return (c)                                6.23%          5.92%       7.38%      (0.82%)       1.35%(f)
                                              =======        =======     =======     =======     ========
Net assets at end of period (000's)           $81,832        $91,935     $88,011     $94,417     $169,330
                                              =======        =======     =======     =======     ========
Ratio of gross expenses to average
   net assets                                   2.20%          2.13%       2.16%       2.14%        2.27%(g)
Ratio of gross expenses to average net
   assets excluding dividend expense (d)        1.72%          1.87%       1.87%       1.84%        1.82%(g)
Ratio of net expenses to average net assets
   excluding dividend expense (d)               1.65%          1.70%       1.70%       1.70%        1.70%(g)
Ratio of net investment income (loss)
   to average net assets:
   Before advisory fees waived and
      expenses reimbursed                       0.04%          0.28%      (0.29%)     (1.05%)      (1.56%)(g)
   After advisory fees waived and expenses
      reimbursed                                0.11%          0.46%      (0.12%)     (0.91%)      (1.44%)(g)
Portfolio turnover rate                          712%           383%        394%        387%         251%(h)

(a) Represents the period from the commencement of operations (October 17, 2003) through May 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Dividend expense totaled 0.48%, 0.26%, 0.29%, 0.30% and 0.45%(e) of average net assets for the periods ended May 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(e)  Per share amounts were calculated using average shares for the period.

(f)  Not annualized.

(g)  Annualized.

(h) Represents the portfolio turnover rate for the Fund as a whole for the year ended May 31, 2004.

(i) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            Portfolio of Investments
                                  May 31, 2008

  SHARES    COMMON STOCK -- 95.03%                                 VALUE
---------   -------------------------------------------------   ------------
            AEROSPACE & DEFENSE -- 2.02%
   49,657   DRS Technologies, Inc.(b) .......................   $  3,911,978
                                                                ------------
            AUTOMOTIVE RETAIL -- 3.73%
  626,829   CSK Auto Corp.(a)(b) ............................      7,227,338
                                                                ------------
            BANKS -- 0.98%
  321,623   Clayton Holdings, Inc.(a) .......................      1,894,360
                                                                ------------
            BIOTECHNOLOGY -- 1.71%
   90,686   Innogenetics NV(a) ..............................        804,714
  386,928   Iomai Corp.(a)(b) ...............................      2,476,339
   80,800   Oragenics, Inc.(a) ..............................         44,440
                                                                ------------
                                                                   3,325,493
                                                                ------------
            BROADCASTING, NEWSPAPERS, & ADVERTISING -- 8.19%
  150,795   Clear Channel Communications, Inc.(c) ...........      5,280,841
  996,542   XM Satellite Radio Holdings, Inc., Cl A(a) ......     10,593,241
                                                                ------------
                                                                  15,874,082
                                                                ------------
            BUILDING & CONSTRUCTION SUPPLIES -- 4.63%
  193,602   Trane, Inc.(b) ..................................      8,987,005
                                                                ------------
            CHEMICALS -- 5.75%
  263,180   Anglo Potash Ltd.(a) ............................      2,139,976
  410,807   Huntsman Corp.(b)(c) ............................      9,008,998
                                                                ------------
                                                                  11,148,974
                                                                ------------
            COMMERCIAL SERVICES & SUPPLIES -- 1.62%
  144,388   Angelica Corp. ..................................      3,134,664
                                                                ------------
            COMPUTERS & COMPUTER SERVICES -- 2.74%
   56,135   Diebold, Inc.(c) ................................      2,215,087
  126,625   Electronic Data Systems Corp.(b) ................      3,101,046
                                                                ------------
                                                                   5,316,133
                                                                ------------
            DISTRIBUTION/WHOLESALE -- 0.00%
      225   Corporate Express NV ............................          2,962
                                                                ------------
            ENERGY & POWER -- 1.07%
   36,448   Calpine Corp.(a)(c) .............................        834,659
   29,993   NRG Energy, Inc.(a) .............................      1,247,409
                                                                ------------
                                                                   2,082,068
                                                                ------------
            FINANCIAL SERVICES -- 0.82%
  114,404   Loring Ward International Ltd.(a) ...............      1,458,651
   30,102   Primus Guaranty Ltd.(a) .........................        136,964
                                                                ------------
                                                                   1,595,615
                                                                ------------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2008

  SHARES    COMMON STOCK -- 95.03% (Continued)                      VALUE
---------   -------------------------------------------------   ------------
            FOOD PRODUCTS -- 2.88%
   72,501   WM Wrigley Jr. Co.(b) ...........................   $  5,592,002
                                                                ------------
            GAS/NATURAL GAS -- 2.40%
  165,937   Puget Energy, Inc.(b) ...........................      4,644,577
                                                                ------------
            HEALTH CARE TECHNOLOGY -- 5.51%
  645,233   HLTH Corp.(a)(b) ................................      7,697,630
    1,509   SXC Health Solutions Corp.(a) ...................         24,581
   96,142   Trizetto Group, Inc.(a) .........................      2,064,169
   29,636   WebMD Health Corp., Cl A(a)(c) ..................        889,969
                                                                ------------
                                                                  10,676,349
                                                                ------------
            INSURANCE -- 5.62%
  589,218   AmCOMP, Inc.(a)(b) ..............................      6,534,428
   95,797   Procentury Corp. ................................      1,686,985
   40,089   Safeco Corp.(b) .................................      2,685,963
                                                                ------------
                                                                  10,907,376
                                                                ------------
            INTERNET & CATALOG RETAIL -- 2.37%
  311,151   FTD Group, Inc. .................................      4,589,477
                                                                ------------
            INTERNET SOFTWARE & SERVICES -- 2.70%
   49,675   D+S europe AG(a) ................................      1,002,023
   71,275   Sourcefire, Inc.(a) .............................        544,541
  138,050   Yahoo!, Inc.(a)(b)(c) ...........................      3,694,218
                                                                ------------
                                                                   5,240,782
                                                                ------------
            MEDICAL PRODUCTS & SERVICES -- 5.05%
  211,436   Bentley Pharmaceuticals, Inc.(a) ................      3,311,088
1,013,626   EP Medsystems, Inc.(a) ..........................      2,949,651
   96,378   Inverness Medical Innovations, Inc.(a)(c) .......      3,523,580
                                                                ------------
                                                                   9,784,319
                                                                ------------
            METALS & MINING -- 5.05%
  231,549   Esmark, Inc.(a)(c) ..............................      4,376,276
   79,976   Quinto Mining Corp.(a) ..........................        156,942
  373,618   Scandinavian Minerals Ltd.(a) ...................      3,647,071
  177,806   Zinifex Ltd. ....................................      1,610,531
                                                                ------------
                                                                   9,790,820
                                                                ------------
            MISCELLANEOUS BUSINESS SERVICES -- 0.58%
  548,720   Goldleaf Financial Solutions, Inc.(a) ...........      1,124,876
                                                                ------------
            OIL & GAS DRILLING -- 5.36%
  179,176   Bronco Drilling Co., Inc.(a)(b) .................      3,257,420
   76,472   Deep Ocean(a) ...................................        478,109
   44,713   Expro International Group Plc ...................      1,427,932

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2008

  SHARES    COMMON STOCK -- 95.03% (Continued)                      VALUE
---------   -------------------------------------------------   ------------
   64,554   Ocean Rig ASA(a) ................................   $    566,807
  317,912   Saxon Energy Services, Inc.(a) ..................      2,245,891
  149,060   Scorpion Offshore Ltd.(a) .......................      2,424,785
                                                                ------------
                                                                  10,400,944
                                                                ------------
            PETROLEUM EXPLORATION & PRODUCTION -- 4.23%
2,365,026   ARC Energy Ltd.(a) ..............................      3,495,157
   27,014   CNX Gas Corp.(a) ................................      1,123,512
  302,926   Cordero Energy, Inc.(a) .........................      1,478,506
  211,213   Synenco Energy, Inc., Cl A(a) ...................      1,906,592
   75,000   WesternZagros Resources Ltd.(a) .................        204,538
                                                                ------------
                                                                   8,208,305
                                                                ------------
            SEMICONDUCTOR EQUIPMENT -- 0.26%
  253,245   Peak International Ltd.(a) ......................        506,490
                                                                ------------
            SEMICONDUCTORS -- 1.32%
   35,331   Icos Vision Systems NV(a) .......................      1,996,387
  141,365   Zilog, Inc.(a) ..................................        556,978
                                                                ------------
                                                                   2,553,365
                                                                ------------
            SOFTWARE -- 11.37%
  226,164   Ansoft Corp.(a)(b) ..............................      8,250,463
  189,308   Moldflow Corp.(a) ...............................      4,164,776
  597,274   Netmanage, Inc.(a) ..............................      4,246,618
  402,131   Packeteer, Inc.(a) ..............................      2,855,130
   81,775   Take-Two Interactive Software, Inc.(a)(c) .......      2,213,649
  100,000   Trolltech ASA(a) ................................        313,584
                                                                ------------
                                                                  22,044,220
                                                                ------------
            TELEPHONES & TELECOMMUNICATIONS -- 2.36%
   83,115   3Com Corp.(a) ...................................        209,450
   43,021   BCE, Inc.(c) ....................................      1,507,886
  255,543   Radyne Corp.(a)(b) ..............................      2,864,637
   10,000   TeleCorp PCS, Inc., Cl A(a) .....................             --
                                                                ------------
                                                                   4,581,973
                                                                ------------
            TRANSPORTATION SERVICES -- 4.71%
  256,866   CHC Helicopter Corp., Cl A ......................      8,310,599
    3,974   Geodis ..........................................        827,927
                                                                ------------
                                                                   9,138,526
                                                                ------------

               TOTAL COMMON STOCK (Cost $178,682,792) .......   $184,285,073
                                                                ------------

  SHARES    ESCROWED RIGHTS -- 0.00%                                VALUE
---------   -------------------------------------------------   ------------
  247,200   PetroCorp, Inc. - escrow shares(a)(d)
               (Cost $--) ...................................   $         --
                                                                ------------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2008

  SHARES    PREFERRED STOCK -- 0.04%                                VALUE
---------   -------------------------------------------------   ------------
            MEDICAL PRODUCTS & SERVICES -- 0.04%
      287   Inverness Medical Innovations, Inc.(a)(c)
               (Cost $69,884) ...............................   $     74,333
                                                                ------------

CONTRACTS   PUT OPTION CONTRACTS(a) -- 0.36%                        VALUE
---------   -------------------------------------------------   ------------
            Allis-Chalmers Energy, Inc.,
       99      06/08 at $15 .................................   $      1,732
            BCE, Inc.,
      624      07/08 at $35 .................................        127,920
            Clear Channel Communications, Inc.,
      181      06/08 at $27.5 ...............................            905
            Diebold, Inc.,
      606      08/08 at $35 .................................         42,420
            Inverness Medical Innovations, Inc.,
      124      06/08 at $35 .................................         10,850
            Meadowbrook Insurance Group, Inc.,
      745      07/08 at $7.5 ................................         61,462
            O'Reilly Automotive, Inc.,
      287      08/08 at $25 .................................         33,722
            Take-Two Interactive Software, Inc.,
      795      06/08 at $25 .................................         21,863
            WebMD Health Corp.,
       63      06/08 at $30 .................................          7,875
      458      06/08 at $35 .................................        240,450
       36      09/08 at $30 .................................         12,960
      100      09/08 at $35 .................................         71,500
            Yahoo!, Inc.,
    1,589      06/08 at $25 .................................         64,355
                                                                ------------
               TOTAL PUT OPTION CONTRACTS
                  (Cost $1,019,704) .........................   $    698,014
                                                                ------------

CONTRACTS   CALL OPTION CONTRACTS(a) -- 0.31%                       VALUE
---------   -------------------------------------------------   ------------
            Chicago Board Options Exchange,
      298      06/08 at $20 .................................   $     35,015
            CIT Group, Inc.,
      223      07/08 at $12.5 ...............................         10,035
            Clear Channel Communications, Inc.,
    1,044      06/08 at $30 .................................        527,220

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2008

CONTRACTS   CALL OPTION CONTRACTS(a) -- 0.31% (Continued)           VALUE
---------   -------------------------------------------------   ------------
            Diebold, Inc.,
      198      08/08 at $40 .................................   $     23,265
                                                                ------------
               TOTAL CALL OPTION CONTRACTS (Cost $547,679)      $    595,535
                                                                ------------
               TOTAL INVESTMENTS AT VALUE -- 95.74%
                  (Cost $180,320,059)                           $185,652,955
                                                                ============

As of May 31, 2008, the Fund had forward foreign currency exchange contracts outstanding as follows:

                                                          UNREALIZED
                      CURRENCY           CURRENCY        APPRECIATION
SETTLEMENT DATE      TO DELIVER         TO RECEIVE      (DEPRECIATION)
---------------   ----------------   ----------------   --------------
08/29/08.......   CAD   11,476,693   USD   11,455,785     $  86,351
08/29/08.......   EUR    2,600,507   USD    4,034,051       (11,427)
08/29/08.......   GBP    2,500,000   USD    4,863,185        41,469
08/29/08.......   NOK    9,525,142   USD    1,842,270         8,890
08/29/08.......   USD      463,357   AUD      496,193        (3,799)
08/29/08.......   USD   40,273,303   CAD   40,977,758      (938,124)
08/29/08.......   USD    9,281,238   EUR    5,875,306       192,948
08/29/08.......   USD    8,607,769   GBP    4,388,596        (2,047)
08/29/08.......   USD    5,591,383   NOK   28,401,976        71,614
                                                          ---------
                                                          $(554,125)
                                                          =========

AUD -- Australian Dollar
CAD -- Canadian Dollar
EUR -- Euro
GBP -- British Pound
NOK -- Norwegian Krone
USD -- United States Dollar

As of May 31, 2008, the Fund had equity swap contracts outstanding as follows:

                                                                    UNREALIZED
                                                                   APPRECIATION
SHARES                                                            (DEPRECIATION)
------                                                            --------------
  107,462   BCE, Inc., Equity Swap, (Cost $4,066,500, Market
               Value $3,799,982) Terminating 03/13/09 .........     $(266,518)
  340,000   Enodis Plc, Equity Swap, (Cost $1,936,534, Market
               Value $2,042,607) Terminating 05/14/09 .........       106,073
  300,000   GCAP Media Plc, Equity Swap, (Cost $1,291,901,
               Market Value $1,325,047) Terminating 04/06/09 ..        33,146
   26,368   Loring Ward International Ltd., Equity Swap,
               (Cost $338,115, Market Value $347,571)
               Terminating 07/07/08 ...........................         9,456
                                                                    ---------
                                                                    $(117,843)
                                                                    =========

Percentages are based on net assets of $193,924,136.

(a)  Non-income producing security.

(b) All or a portion of the shares have been committed as collateral for open short positions.

(c)  Underlying security for a written/purchased call/put option.

(d) This security was issued for possible settlement of pending litigation and does not have an expiration date.

Cl -- Class

Ltd. -- Limited

Plc -- Public Limited Company

Amounts designated as "--" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Schedule of Securities Sold Short
                                  May 31, 2008

  SHARES    COMMON STOCK -- 10.99%                                  VALUE
---------   -------------------------------------------------   ------------
            AUTOMOTIVE RETAIL -- 0.24%
   18,082   O'Reilly Automotive, Inc.(a)(b) .................   $    472,844
                                                                ------------
            BROADCASTING, NEWSPAPERS, & ADVERTISING -- 0.95%
  733,145   Sirius Satellite Radio, Inc.(a)(b) ..............      1,847,526
                                                                ------------
            COAL -- 0.68%
   13,506   Consol Energy, Inc. .............................      1,317,645
                                                                ------------
            HEALTH CARE TECHNOLOGY -- 1.61%
    1,584   SXC Health Solutions Corp.(a) ...................         25,803
  102,994   WebMD Health Corp., Cl A(a)(b) ..................      3,092,910
                                                                ------------
                                                                   3,118,713
                                                                ------------
            INSURANCE -- 0.03%
    8,446   Meadowbrook Insurance Group, Inc.(b) ............         58,024
                                                                ------------
            MACHINERY -- 0.85%
   37,499   Ingersoll-Rand Co., Ltd., Cl A ..................      1,651,456
                                                                ------------
            METALS & MINING -- 1.18%
   49,973   Consolidated Thompson Iron Mines Ltd.(a) ........        513,459
    1,293   First Quantum Minerals Ltd. .....................        101,546
  568,298   Oxiana Ltd. ......................................     1,674,301
                                                                ------------
                                                                   2,289,306
                                                                ------------
            OIL & GAS DRILLING -- 0.83%
   94,054   Allis-Chalmers Energy, Inc.(a)(b) ...............      1,614,907
                                                                ------------
            PETROLEUM EXPLORATION & PRODUCTION -- 1.50%
  709,508   Australian Worldwide Exploration Ltd.(a) ........      2,902,109
                                                                ------------
            SOFTWARE -- 3.12%
   86,278   Ansys, Inc.(a)(b) ...............................      4,080,949
   14,691   Microsoft Corp. .................................        416,049
  127,047   United Online, Inc. .............................      1,553,785
                                                                ------------
                                                                   6,050,783
                                                                ------------
               TOTAL COMMON STOCK (Proceeds $19,998,532) ....   $ 21,323,313
                                                                ------------

                               THE ARBITRAGE FUND
                 Schedule of Securities Sold Short (Continued)
                                  May 31, 2008

  SHARES    EXCHANGE TRADED FUNDS -- 1.51%                          VALUE
---------   -------------------------------------------------   ------------
    3,078   SPDR Trust, Ser 1 ...............................   $    431,997
   24,201   United States Oil Fund LP(b) ....................      2,494,155
                                                                ------------
               TOTAL EXCHANGE TRADED FUNDS (Proceeds
                  $3,003,805) ...............................   $  2,926,152
                                                                ------------
               TOTAL SECURITIES SOLD SHORT -- 12.50%
                  (Proceeds $23,002,337) ....................   $ 24,249,465
                                                                ============

Percentages are based on net assets of $193,924,136.

(a)  Non-income producing security.

(b)  Underlying security for a written/purchased call/put option.

Cl -- Class

Ltd. -- Limited

LP -- Limited Partnership

Ser -- Series

SPDR -- Standard & Poor's Depositary Receipt

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        Schedule of Open Options Written
                                  May 31, 2008

CONTRACTS   WRITTEN CALL OPTIONS(a) -- 0.29%                        VALUE
---------   -------------------------------------------------   ------------
            Allis-Chalmers Energy, Inc.,
       99      06/08 at $17.5 ...............................   $      5,940
            Ansys, Inc.,
       99      06/08 at $40 .................................         72,765
       99      06/08 at $45 .................................         27,473
            BCE, Inc.,
      685      06/08 at $35 .................................         90,762
      624      06/08 at $40 .................................         10,920
      624      07/08 at $40 .................................         31,200
            Calpine Corp.,
       51      06/08 at $25 .................................            382
      223      06/08 at $22.5 ...............................         20,070
            Chicago Board Options Exchange,
       99      06/08 at $25 .................................          3,465
       49      06/08 at $27.5 ...............................            980
            CIT Group, Inc.,
      163      06/08 at $12.5 ...............................          2,445
            Clear Channel Communications, Inc.,
      447      06/08 at $35 .................................          7,822
      496      07/08 at $35 .................................         24,800
            Diebold, Inc.,
      397      06/08 at $40 .................................         10,917
            Esmark, Inc.,
       25      06/08 at $15 .................................          9,500
      117      06/08 at $17.5 ...............................         15,503
      149      07/08 at $17.5 ...............................         23,095
            Huntsman Corp.,
       25      06/08 at $25 .................................            500
       25      06/08 at $22.5 ...............................          1,500
      124      08/08 at $25 .................................         15,190
            Inverness Medical Innovations, Inc.,
       40      06/08 at $35 .................................          9,700
      198      06/08 at $40 .................................         10,890
            Meadowbrook Insurance Group, Inc.,
      745      07/08 at $10 .................................          3,725
            O'Reilly Automotive, Inc.,
      347      06/08 at $30 .................................          1,735
      287      08/08 at $30 .................................         11,480
            Sirius Satellite Radio, Inc.,
      273      06/08 at $3 ..................................          1,365
            Take-Two Interactive Software, Inc.,
      497      06/08 at $30 .................................          4,970
      497      06/08 at $27.5 ...............................         27,335

                               THE ARBITRAGE FUND
                  Schedule of Open Options Written (Continued)
                                  May 31, 2008

CONTRACTS   WRITTEN CALL OPTIONS(a) -- 0.29% (Continued)            VALUE
---------   -------------------------------------------------   ------------
            WebMD Health Corp.,
       99     06/08 at $30 ..................................   $     10,643
      458     06/08 at $35 ..................................          6,870
      100     09/08 at $35 ..................................          9,250
            Yahoo!, Inc.,
      397     06/08 at $30 ..................................          8,933
    1,045     06/08 at $27.5 ................................         80,465
                                                                ------------
              TOTAL WRITTEN CALL OPTIONS (Premiums Received
                 $851,906) ..................................   $    562,590
                                                                ------------

CONTRACTS   WRITTEN PUT OPTIONS(a) -- 0.07%                         VALUE
---------   -------------------------------------------------   ------------
            Allis-Chalmers Energy, Inc.,
       99      06/08 at $17.5 ...............................   $      9,405
            Clear Channel Communications, Inc.,
      446      06/08 at $35 .................................          4,460
      496      07/08 at $35 .................................         17,360
            Diebold, Inc.,
      298      06/08 at $35 .................................          5,960
       99      06/08 at $40 .................................          8,168
            Huntsman Corp.,
      124      08/08 at $20 .................................         26,970
            Inverness Medical Innovations, Inc.,
      596      06/08 at $30 .................................          5,960
            O'Reilly Automotive, Inc.,
      198      06/08 at $25 .................................          5,940
            United States Oil Fund LP,
       10      06/08 at $94 .................................          1,125
       10      06/08 at $95 .................................          1,300
       12      06/08 at $96 .................................          1,890
       30      06/08 at $97 .................................          5,550
       59      06/08 at $98 .................................         12,390
       70      06/08 at $99 .................................         17,325
       68      06/08 at $100 ................................         19,380
                                                                ------------
               TOTAL WRITTEN PUT OPTIONS (Premiums Received
                  $211,403) .................................   $    143,183
                                                                ------------
               TOTAL OPEN OPTIONS WRITTEN -- 0.36% (Premiums
                  Received $1,063,309) ......................   $    705,773
                                                                ------------

Percentages are based on net assets of $193,924,136.

(a)  Non-income producing security.

LP -- Limited Partnership

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        Notes to the Financial Statements
                                  May 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Arbitrage Fund (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a diversified series, which offers two classes of shares. Class R shares and Class I shares commenced operations on September 17, 2000 and October 17, 2003, respectively.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The Fund's two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares are subject to an annual distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares, whereas Class I shares are not subject to any distribution fees.

The following is a summary of the Fund's significant accounting policies:

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other securities, including open short positions, that are traded on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

open; or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service (see Note 5). As of May 31, 2008, there were no securities valued in accordance with the fair value procedures.

SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share, except that, shares of each class are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the year ended May 31, 2008, proceeds from redemption fees were $6,761 in Class R and $8,323 in Class I.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income and expense are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. The amount of distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to deferred wash sale losses, deferred post October foreign currency loss and constructive gain from sale of securities.

The tax character of dividends and distributions declared during the years ended May 31, 2008 and May 31, 2007 was as follows:

                        Long-Term
  Year      Ordinary     Capital        Total
 Ended       Income       Gains     Distributions
-------   -----------   ---------   -------------
5/31/08   $10,600,214    $400,419    $11,000,633
5/31/07     6,723,349      89,346      6,812,695

ALLOCATION BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate shares of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

SHORT POSITIONS - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

WRITTEN OPTION TRANSACTIONS - The Fund may write (sell) covered call options to hedge portfolio investments. Put options may also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

EQUITY SWAP CONTRACTS - The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk. An equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security. Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian and/or counterparty's broker. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. As of May 31, 2008, the Fund had long equity swap contracts outstanding of $7,515,207.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2008:

Cost of portfolio investments (including equity swap contracts,
   securities sold short and written options)                     $169,066,783
                                                                  ============
Gross unrealized appreciation                                     $  8,788,396
Gross unrealized depreciation                                       (9,642,255)
                                                                  ------------
Net unrealized depreciation                                       $   (853,859)
                                                                  ============

As of May 31, 2008, the components of Distributable Earnings on a tax basis were as follows:

Undistributed ordinary income                                     $  8,206,185
Post October losses                                                   (605,521)
Post October currency losses                                        (2,096,343)
Net unrealized depreciation                                           (853,859)
Net unrealized depreciation on translation of assets and
   liabilities in foreign currencies                                  (557,375)
Other temporary differences                                            554,271
                                                                  ------------
Total Distributable Earnings                                      $  4,647,358
                                                                  ============

The difference between the Federal income tax cost of portfolio investments and the cost reported on the Statement of Assets and Liabilities is due to the tax deferral of losses on wash sales, mark-to-market on open forwards, disallowed losses on tax straddles, gains and losses from Passive Foreign Investment Companies and gains on the constructive sale of securities.

For the year ended May 31, 2008, the Fund reclassified net investment losses of $129,631 and $729 to accumulated net realized gain (loss) and paid-in capital, respectively, on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, reclassification of long term captain gain distributions on Real Estate Investment Trust securities, investment in Passive Foreign Investment Companies, reclassification of short sale related dividend expense to capital loss and net operating loss, has no effect on the Fund's net asset or net asset value per share.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Effective November 30, 2007, the Fund adopted FIN 48. Based on its analysis, management has reviewed all open tax years (2005-2008) and has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

2. INVESTMENT TRANSACTIONS

During the year ended May 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, U.S. government securities, options and short positions, amounted to $1,329,229,276 and $1,215,731,818, respectively.

A summary of put and call option contracts written during the year ended May 31, 2008 is as follows:

                                                       OPTION       OPTION
                                                     CONTRACTS     PREMIUMS
                                                     ---------   -----------
Options outstanding at beginning of year                2,271    $   170,705
Options written                                        61,444      6,541,578
Options canceled in a closing purchase transaction     (8,967)      (902,894)
Options exercised                                     (12,258)    (1,867,821)
Options expired                                       (30,272)    (2,878,259)
                                                      -------    -----------
Options outstanding at end of year                     12,218    $ 1,063,309
                                                      =======    ===========

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, as amended and restated on October 1, 2007, the Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million,

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Fund's average daily net assets. Prior to October 1, 2007, the Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund's average daily net assets.

Effective October 1, 2007, the Adviser has contractually agreed, at least until August 31, 2012, to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.88% of the Fund's average daily net assets attributable to Class R shares and 1.63% of the Fund's average daily net assets attributable to Class I shares. Prior to October 1, 2007, the Adviser had contractually agreed, at least until August 31, 2012, to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceeded the annual rate of 1.95% of the Fund's average daily net assets attributable to Class R shares and 1.70% of the Fund's average daily net assets attributable to Class I shares. Accordingly, for the year ended May 31, 2008, the Adviser waived $113,929 of its advisory fee.

The Adviser is permitted to recapture fees waived or expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation of each class, provided, however, that the Adviser shall only be entitled to recapture such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to October 1, 2007 under the prior Expense Waiver and Reimbursement Agreement. The Adviser can recapture any expenses or fees it has waived or reimbursed after October 1, 2007 within a three-year period subject to the applicable annual rate of 1.88% for Class R shares and 1.63% for Class I shares. As of May 31, 2008, the Adviser may in the future recapture from the Fund fees waived and expenses reimbursed totaling $8,157 of which $8,157 expires May 31, 2011.

Certain officers of the Trust are also officers of the Adviser. Effective October 1, 2004, the Vice President of the Trust also serves as Chief Compliance Officer ("CCO") of the Trust and of the Adviser. The Fund pays the Adviser 15% of the CCO's salary for providing CCO services.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, SEI Investments Global Funds Services ("SIGFS") supplies administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and filings with the Securities and Exchange Commission and state securities authorities. For

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

the performance of these administrative services including fund accounting services, SIGFS receives a monthly fee at an annual rate of 0.10% of the Fund's average daily net assets up to $500 million; and 0.08% of such assets in excess of $500 million, subject to a minimum fee of $150,000 per year. For the year ended May 31, 2008, SIGFS was paid $176,569 under the administration agreement. Certain officers of the Trust are also officers of SIGFS. Such officers are paid no fees by the Trust for serving as officers of the Trust.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and DST Systems, Inc. ("DST"), DST maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, DST receives from the Fund a monthly complex minimum fee, including two cusips, at an annual rate of $50,000 per year. For each cusip thereafter, an additional fee is applied at a minimum fee of $17,500 per cusip per year. For the year ended May 31, 2008, DST was paid $105,578 under the transfer agent and shareholder services agreement.

DISTRIBUTION AGREEMENT

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for Class R shares, which permits Class R to pay for expenses incurred in the distribution and promotion of Class R shares. Under the Plan, Class R may pay compensation to any broker-dealer with whom the distributor or the Fund, on behalf of Class R shares, has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to Class R shares. During the year ended May 31, 2008, the Fund paid Class R distribution expenses of $220,088 pursuant to the Plan.

Under the terms of a Distribution Agreement between the Trust and SEI Investments Distribution, Co. (the "Distributor"), the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commissions or sales loads for providing services to the Fund. The Distributor is an affiliate of SEI Investments Global Funds Services.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

4. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the years shown:

                                                        YEAR         YEAR
                                                        ENDED        ENDED
                                                       MAY 31,      MAY 31,
                                                        2008         2007
                                                     ----------   ----------
CLASS R
Shares sold                                           4,797,247    2,579,669
Shares issued in reinvestment of distributions          419,178      251,399
Shares redeemed                                      (2,279,530)  (3,891,401)
                                                     ----------   ----------
Net increase (decrease) in shares outstanding         2,936,895   (1,060,333)
Shares outstanding at beginning of year               5,825,094    6,885,427
                                                     ----------   ----------
Shares outstanding at end of year                     8,761,989    5,825,094
                                                     ==========   ==========
CLASS I
Shares sold                                           2,665,511    2,093,615
Shares issued in reinvestment of distributions          361,043      242,227
Shares redeemed                                      (3,764,040)  (2,149,524)
                                                     ----------   ----------
Net increase (decrease) in shares outstanding          (737,486)     186,318
Shares outstanding at beginning of year               7,055,332    6,869,014
                                                     ----------   ----------
Shares outstanding at end of year                     6,317,846    7,055,332
                                                     ==========   ==========

5. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. SECURITIES LENDING

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. There were no securities on loan as of May 31, 2008.

8. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge

                               THE ARBITRAGE FUND
                  Notes to the Financial Statements (Continued)
                                  May 31, 2008

against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

In March 2008, the FASB issued SFAS No. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES." SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No.161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

                               THE ARBITRAGE FUND
             Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE ARBITRAGE FUND

We have audited the accompanying statement of assets and liabilities of The Arbitrage Fund (the "Fund"), including the schedules of investments as of May 31, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers have not replied to our confirmation requests. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund as of May 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
JULY 25, 2008

                               THE ARBITRAGE FUND
                     Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                               THE ARBITRAGE FUND
               Disclosure of Fund Expenses (Unaudited) (Continued)

THE ARBITRAGE FUND - CLASS R

                                       BEGINNING          ENDING      ANNUALIZED
                                     ACCOUNT VALUE    ACCOUNT VALUE     EXPENSE     EXPENSES PAID
                                   DECEMBER 1, 2007    MAY 31, 2008     RATIOS     DURING PERIOD*
                                   ----------------   -------------   ----------   --------------
Based on Actual Fund Return            $1,000.00        $1,027.90        2.57%         $13.03
Based on Hypothetical 5% Return
   (before expenses)                   $1,000.00        $1,012.15        2.57%         $12.93

* Expenses are equal to the Fund's Class R annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE ARBITRAGE FUND - CLASS I

                                       BEGINNING          ENDING      ANNUALIZED
                                     ACCOUNT VALUE    ACCOUNT VALUE     EXPENSE     EXPENSES PAID
                                   DECEMBER 1, 2007    MAY 31, 2008     RATIOS     DURING PERIOD*
                                   ----------------   -------------   ----------   --------------
Based on Actual Fund Return            $1,000.00        $1,029.10        2.32%         $11.77
Based on Hypothetical 5% Return
   (before expenses)                   $1,000.00        $1,013.40        2.32%         $11.68

* Expenses are equal to the Fund's Class I annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                               THE ARBITRAGE FUND
                              Portfolio Information
                            May 31, 2008 (Unaudited)

SECTOR WEIGHTING (as a percentage of total investments)

The following chart shows the Fund's sector weightings as of the report date.

                                   (PIE CHART)

Information Technology       21.41%
Consumer Discretionary       14.92%
Energy                       14.50%
Health Care                  12.37%
Materials                    11.28%
Industrials                   9.62%
Financials                    7.76%
Utilities                     3.62%
Consumer Stables              3.01%
Telecommunication Services    0.81%
Option Contracts              0.70%

                               THE ARBITRAGE FUND
                          Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               THE ARBITRAGE FUND
               Trustees' Renewal of Advisory Agreement (Unaudited)

On April 22, 2008 the Board of Trustees (the "Board") of The Arbitrage Fund (the "Fund"), including a majority of its independent Trustees, approved the continuation of the Fund's investment advisory agreement with Water island Capital, LLC, the Fund's investment adviser (hereafter referred to as the "Adviser"). The Board determined that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders.

The Board based its decision upon its most recent review of the Adviser's investment personnel, portfolio management process, and performance. The Board discussed the factors below, among others. However, no single factor determined whether the Board approved the continuation of the investment advisory agreement. Rather, it was the totality of the factors that led to the decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the experience of the personnel managing the Fund's assets as well as the quality of the Fund's investment management over both short- and long-term periods. The Board concluded the Adviser has provided high quality consistent service to the Fund and its shareholders.

COST

The Board considered the Fund's overall expense ratio, comparing it to other similarly managed mutual funds. In its consideration of the Fund's overall expense ratio, the Board also considered the Adviser's long term commitment to cap operating expenses reflected first in its decision to waive a portion of its advisory fee, and then in its decision to permanently lower its advisory fee. The Board during its review of costs considered the Fund's advisory fee, comparing the fee to other funds offering similar investment strategies.

The Board recognized that the Fund's overall expense ratio is somewhat higher than the average of comparably managed funds but concluded shareholders are receiving a quality investment option for a reasonable price. The Board also concluded that, although the advisory fees payable to the Adviser are somewhat higher than the average of fees for other comparably managed funds, the fees are reasonable given the quality of services provided by the Adviser and the complexity of investment strategies implemented by the Adviser.

PROFITABILITY OF ADVISER

The Board considered the Adviser's profitability with regards to its management of the Fund, concluding that the Adviser's profitability was not excessive and therefore was a secondary factor in connection with the evaluation of advisory fees paid by the Fund.

The Board considered the Fund's short- and long-term performance, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The Board concluded that the Fund's performance warranted continuation of the investment advisory agreement.

                               THE ARBITRAGE FUND
         Trustees' Renewal of Advisory Agreement (Unaudited) (Continued)

ECONOMIES OF SCALE AND ANCILLARY BENEFITS

The Board concluded, given the size of the Fund's assets at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect potential future economies of scale.

The Board also considered the "ancillary benefits" to the Adviser, viewing these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund. The Board did consider the level of soft dollar activity, concluding that research derived from these trades was useful to the Fund and its shareholders.

                               THE ARBITRAGE FUND
                   Board of Trustees and Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

TRUSTEE/                                                       POSITION HELD                  LENGTH OF
EXECUTIVE OFFICER      ADDRESS                           AGE   WITH THE TRUST                 TIME SERVED
-----------------      -------------------------------   ---   ----------------------------   -------------------
*John S. Orrico, CFA   41 Madison Avenue, 28th Floor     48    President, Secretary,          Since May 2000
                       New York, NY 10010                      Treasurer and Trustee

*Joel C. Ackerman      295 Central Park West             63    Trustee                        Since May 2000
                       New York, NY 10024

John C. Alvarado       Power Capital Partners LLC        48    Trustee                        Since December 2003
                       575 Madison Avenue, 10th Floor
                       New York, NY 10022

Burtt R. Ehrlich       One Landmark Square, 22nd Floor   69    Trustee                        Since March 2005
                       Stanford, CT 06901

Jay N. Goldberg        Hudson Venture Partners           67    Trustee                        Since May 2000
                       535 Fifth Avenue, 14th Floor
                       New York, NY 10017

Matthew Hemberger      41 Madison Avenue, 28th Floor     49    Vice President,                Since May 2000
                       New York, NY 10010                      Chief Compliance Officer and
                                                               Anti-Money Laundering
                                                               Compliance Officer

Eric Kleinschmidt      One Freedom Valley Drive          40    Chief Financial Officer        Since July 2005
                       Oaks, PA 19456

James Ndiaye           One Freedom Valley Drive          39    Assistant Vice President and   Since October 2005
                       Oaks, PA 19456                          Assistant Secretary

Michael T. Pang        One Freedom Valley Drive          36    Assistant Vice President and   Since October 2005
                       Oaks, PA 19456                          Assistant Secretary

Joseph M. Gallo        One Freedom Valley Drive          35    Assistant Vice President and   Since October 2007
                       Oaks, PA 19456                          Assistant Secretary

* Messrs. Orrico and Ackerman are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

                               THE ARBITRAGE FUND
             Board of Trustees and Officers (Unaudited) (Continued)

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John S. Orrico is General Partner of the Adviser. Prior to January 2000, he was Portfolio Manager to private trusts and entities at Lindemann Capital Partners, L.P. and Gruss and Co. (financial management firms).

Joel C. Ackerman is currently a consultant to the Fund's Adviser. During 2003, he was a Partner with Crossroads Investments LP and a Partner with LRL Capital (hedge fund). Prior to September 2002, he was a Partner of Ardsley Partners (hedge fund).

John C. Alvarado is a Managing Member of Power Capital Partners, LLC which is a financial advisory and consulting firm. He is currently Chief Financial Officer of Wax Inc. (men's retail apparel), a Managing Director of Energy Finance Merchants, LLC, and Managing Member of Gordon Alvarado LLC. From 1995 to 2000, he was senior Vice President, Co-Founder and Partner of Stratum Group LP, which is a private equity investment firm.

Burtt R. Ehrlich has served as director of Armor Holdings, Inc. since January 1996, director of Clarus Corp. since June 2002, and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

Jay N. Goldberg is General Partner of Hudson Ventures (a venture capital company).

Matthew Hemberger is Chief Compliance Officer of the Adviser, Chief Compliance Officer to the Trust, and Anti-Money Laundering Compliance Officer to the Trust. Prior to March 2001, he was an Analyst, Assistant Portfolio Manager, and CFO at Lindemann Capital Partners, L.P.

Eric Kleinschmidt is Chief Financial Officer to the Trust. He has been employed by SEI Investments since 1995 and is Director of SEI Investments Fund Accounting since 2004, after serving as Manager from 1999 to 2004.

James Ndiaye is Assistant Vice President and Assistant Secretary to the Trust. Prior to October 2004, he was Vice President of Deutsche Asset Management. From 2000 to 2003, he was an Associate at Morgan, Lewis & Bockius LLP. From 1999 to 2000, he was Assistant Vice President of ING Variable Annuities Group.

                               THE ARBITRAGE FUND
             Board of Trustees and Officers (Unaudited) (Continued)

Michael T. Pang is Assistant Vice President and Assistant Secretary to the Trust. Prior to January 2005, he was Counsel for Caledonian Bank & Trust's Mutual Funds Group. From 2001 to 2004 he was Counsel for Permal Asset Management. From 2000 to 2001, he was an Associate at Schulte, Roth & Zabel's Investment Management Group. From 1997 to 2000, he was a Staff Attorney for the U.S. SEC's Division of Enforcement, Northeast Regional Office.

Joseph M. Gallo is Assistant Vice President and Assistant Secretary to the Trust. He is also Corporate Counsel to the Administrator. Prior to SEI, he was Associate Counsel of ICMA Retirement Corporation from 2004 to 2007. From 2002 to 2004, he was a Federal Investigator for the U.S. Department of Labor.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

                               THE ARBITRAGE FUND
                       Notice to Shareholders (Unaudited)

For shareholders that do not have a May 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 2008, the Fund is designating the following items with regard to distributions paid during the year.

  LONG TERM        ORDINARY                                    QUALIFYING   QUALIFYING      QUALIFYING
 CAPITAL GAIN       INCOME          TOTAL        QUALIFYING     DIVIDEND     INTEREST       SHORT-TERM
DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DIVIDENDS(1)   INCOME (2)   INCOME (3)   CAPITAL GAIN(4)
-------------   -------------   -------------   ------------   ----------   ----------   ---------------
    3.64%           96.36%         100.00%          0.77%         1.43%       100.00%         100.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND ARE REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS" (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS" (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE AFOREMENTIONED FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2008. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR FORM 1099-DIV.

                                      NOTES

                            (THE ARBITRAGE FUND LOGO)

                                  800-295-4485
                               www.thearbfund.com

                        ADVISER   WATER ISLAND CAPITAL, LLC
                                  41 Madison Avenue
                                  28th Floor
                                  New York, NY 10010

                    DISTRIBUTOR   SEI INVESTMENTS DISTRIBUTION CO.
                                  One Freedom Valley Drive
                                  Oaks, PA 19456

                 TRANSFER AGENT   DST SYSTEMS, INC.
                                  P.O. Box 219842
                                  Kansas City, MO 64121-9842

                     CUSTODIAN    MELLON BANK, N.A.
                                  One Mellon Bank Center
                                  Pittsburgh, PA 15258

ARB (7/08)

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers. The Registrant has not made any amendments to its code of ethics during the covered period. The Registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John C. Alvarado, who is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Tait, Weller & Baker LLP Related to the Trust

Tait, Weller & Baker LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates        affiliates that   pre-approved      affiliates        affiliates that
                                     that were         did not require                     that were         did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $20,500              $0                $0             $19,500              $0                $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-            $0                $0                $0                $0                $0                $0
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees          $0                $0                $0                $0                $0                $0

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All               $0                $0                $0                $0                $0                $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:

(1) Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Registrant's full audit committee is responsible for any required pre-approval of audit or non-audit services, and pre-approves audit or non-audit services pursuant to policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2008             2007
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                0.00%             0.00%

                ---------------------------- ----------------- ----------------
                Tax Fees                          0.00%             0.00%

                ---------------------------- ----------------- ----------------
                All Other Fees                    0.00%             0.00%

                ---------------------------- ----------------- ----------------

(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by Tait, Weller & Baker LLP for the last two fiscal years were $0 and $0 for 2008 and 2007, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The Arbitrage Funds


By (Signature and Title)*                 /s/ John S. Orrico
                                          --------------------------------
                                          John S. Orrico
                                          President and Treasurer

Date: August 8, 2008




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ John S. Orrico
                                          --------------------------------
                                          John S. Orrico
                                          President and Treasurer

Date: August 8, 2008


By (Signature and Title)*                 /s/ Eric Kleinschmidt
                                          --------------------------------
                                          Eric Kleinschmidt
                                          Chief Financial Officer

Date: August 8, 2008

* Print the name and title of each signing officer under his or her signature.